                                                                  EXHIBIT 10.129


                 JUNIOR SUBORDINATED LOAN AND EXCHANGE AGREEMENT

                  JUNIOR SUBORDINATED LOAN AND EXCHANGE AGREEMENT dated as of October 30, 1998 by and between Paul Ramsay Holdings Pty. Limited, an Australian corporation (the "Purchaser"), and Ramsay Health Care, Inc., a Delaware corporation (the "Seller" or "RHCI").

                              W I T N E S S E T H:

                  WHEREAS, the Seller has issued to the Purchaser its Junior Subordinated Promissory Note due September 30, 2006 (the "Original A Note") in the aggregate principal amount of $5,000,000 plus Capitalized Interest (as defined in the Original A Note);

                  WHEREAS, the Seller has issued to the Purchaser its Increasing Rate Senior Subordinated Bridge Note due September 30, 2005 Series B (the "Original B Note") in the aggregate principal amount of $2,500,000;

                  WHEREAS, the Seller desires to exchange the Original A Note for its Junior Subordinated Promissory Note due September 30, 2006, (the "A Note") in the aggregate principal amount of $5,330,428;

                  WHEREAS, the Seller desires to exchange the Original B Note for its Junior Subordinated Promissory Note due September 30, 2005, (the "B Note") in the aggregate principal amount of $2,553,125;

                  WHEREAS, the Purchaser desires to exchange the Original A Note for the A Note; and

                  WHEREAS, the Purchaser desires to exchange the Original B Note for the B Note;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                   SECTION I.

                              EXCHANGE OF THE NOTES

                  1.1 EXCHANGE OF THE NOTES. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, the Seller does hereby issue and convey to the Purchaser on the Closing Date, and the Purchaser hereby acquires and accepts from the Seller on the Closing Date, the A Note and the B Note (collectively, the "New Notes," and the amount evidenced thereby, the "Loan").

                  1.2 NEW NOTES. (a) The Seller's obligation to pay the principal of, and interest on, the Loans made by the Purchaser shall be evidenced by the notes, substantially in the form of Exhibits A and B hereto.

                  (b) Each New Note issued to the Purchaser shall (i) be executed by the Seller, (ii) be payable to the order of the Purchaser and be dated the date hereof, (iii) be in a stated principal amount equal to $5,330,428 plus Capitalized Interest in the case of the A Note and $2,553,125 plus Capitalized Interest in the case of the B Note, (iv) mature on September 30, 2006 (the "A Maturity Date") in the case of the A Note and September 30, 2005 (the "B Maturity Date") in the case of the B Note and (v) bear interest as provided in Section 2 of each New Note from the Closing Date until the principal plus any interest due thereunder shall have been paid in full, and (vi) be entitled to the benefits of this Agreement.

                  (c) The Purchaser shall deliver to the Seller the Original A Note marked cancelled in exchange for the A Note.

                  (d) The Purchaser shall deliver to the Seller the Original B Note marked cancelled in exchange for the B Note.

                  (e) The Seller's obligation hereunder and under the New Notes shall be evidenced by this Agreement and the New Notes. The records of the Purchaser shall be PRIMA FACIE evidence of the Loans, the interest accrued thereon and all payments made with respect thereto, absent manifest error.

                  1.3 TERMINATION OF NOTE PURCHASE AGREEMENTS. Upon the execution hereof, the Purchaser and the Seller agree that each of (i) the Junior Subordinated Note Purchase Agreement, dated as of March 25, 1998 by and between the Purchaser and the Seller, and (ii) the Amended and Restated Subordinated Note Purchase Agreement, dated as of September 30, 1998 by and between the Purchaser and the Seller are hereby terminated and of no further force and effect.

                  1.4 VOLUNTARY AND MANDATORY PREPAYMENTS. (a) Subject to
Section 4 hereof, the Seller shall have the right to prepay Loans in whole or in part, without premium or penalty, at any time and from time to time.

                  (b) The entire outstanding principal amount of the New Notes, together with accrued and unpaid interest thereon, shall be prepaid in full by the Seller prior to the A Maturity Date and B Maturity Date on the date upon which (x) all commitments by the Lenders (as defined in the Subordination Agreement) to make any additional loans or advances, or to issue any letters of credit, to the Seller or any of its subsidiaries under the Senior Loan Documents (as defined in the Subordination Agreement) are terminated and (y) the Senior Debt (as defined in the Subordination Agreement) is repaid in full in cash.

                  1.5 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Purchaser as directed by the Purchaser, in writing, to the Seller not later than 1:00 P.M. (New York time) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America by bank wire transfer to an account designated by the Purchaser. Any payments under this Agreement which are made later than 1:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

                                   SECTION II.

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  The Seller hereby represents and warrants to the Purchaser, as of the date hereof and as of the date of each Loan, that:

                  2.1 ORGANIZATION; GOOD STANDING. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.

                  2.2 AUTHORITY. The Seller has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Seller, the performance by it of its covenants and agreements hereunder and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

                  2.3 NO LEGAL BAR; CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By-Laws of the Seller or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Seller is a party or by which the Seller or any of its assets is bound.

                  2.4 AUTHORIZATION OF THE NEW NOTES. The New Notes have been duly and validly authorized, on the terms and subject to the conditions set forth herein and each New Note.

                                  SECTION III.

                         REPRESENTATIONS AND WARRANTIES
                                OF THE PURCHASER

                  The Purchaser hereby represents and warrants to the Seller, as of the date hereof, that:

                  3.1 AUTHORITY. It has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by it, the performance by it of its covenants and agreements hereunder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

                  3.2 NO LEGAL BAR; CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which it is a party or by which it or any of its assets is bound.

                  3.3      INVESTMENT IN THE SELLER.

                              (i) It understands that the Seller proposes to
issue and deliver to the Purchaser the New Notes pursuant to this Agreement without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); that for such purpose the Seller will rely upon its representations and warranties contained herein; and that such non-compliance with registration is not permissible unless such representations and warranties are correct.

                              (ii) It understands that, under existing rules of
the Securities and Exchange Commission (the "SEC"), the Purchaser may be unable to sell the New Notes except to the extent that the New Notes may be sold (i) pursuant to an effective registration statement covering such sale pursuant to the Securities Act and applicable state securities laws or an applicable exemption therefrom or (ii) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on any resale or (iii) subject to the restrictions contained in Rule 144 under the Securities Act ("Rule 144").

                              (iii) It is not relying on the Seller respecting
the financial, tax and other economic considerations of an investment in the New Notes, and it has relied on the advice of, or has consulted with, only its own advisors.

                              (iv) It is familiar with the provisions of Rule
144 and the limitations upon the availability and applicability of such rule.

                              (v) It is a sophisticated investor familiar with
the type of risks inherent in the acquisition of restricted securities such as the New Notes and its financial position is such that it can afford to retain the New Notes for an indefinite period of time without realizing any direct or indirect cash return on its investment.

                              (vi) It has such knowledge and experience in
financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the issuance of the New Notes to the Purchaser and to evaluate the merits and risks of an investment in the New Notes and to make an informed investment decision with respect thereto.

                              (vii) The Purchaser is accepting the New Notes as
an investment for its sole account, and without any present view towards the resale or other distribution thereof.

                                   SECTION IV.

                            SUBORDINATION PROVISIONS

                  4.1 SUBORDINATION. Notwithstanding any other provision of this Agreement or either of the New Notes to the contrary, the Purchaser covenants and agrees, and each subsequent holder of either of the New Notes by its acceptance thereof shall be deemed to have covenanted and agreed, that the payment of all Subordinated Debt (as defined in the Subordination Agreement) shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth in the Subordination Agreement dated as of October 30, 1998 by and among the Purchaser, the Seller, Ramsay Holdings USA Limited, a Barbados corporation, Paul S. Ramsay Hospitals Pty. Limited, an Australia corporation and Fleet Capital Corporation, as Agent and its successors and assigns and reference is made to such Agreement for a full statement of the terms and conditions of such subordination (the "Subordination Agreement").

                  4.2 SECTION NOT TO PREVENT EVENTS OF DEFAULT. The failure to make a payment on account of principal of or interest on or other amounts constituting Subordinated Debt by reason of any provision of this SECTION 4 shall not be construed as preventing the occurrence of an Event of Default hereunder or a default or event of default under or in respect of the New Notes or any other document or instrument evidencing any of the Subordinated Debt.

                                   SECTION V.

                                  MISCELLANEOUS

                  5.1 NOTICES. All notices, requests or instructions hereunder shall be in writing and delivered personally, by telecopy or sent by registered or certified mail, postage prepaid, as follows:

                           (1)      if to the Purchaser:

                                    154 Pacific Highway, 9th Floor
                                    St. Leonards NSW 2065
                                    Australia
                                    Attention:  Secretary

                                    Telecopy:  011-612-94-333-460

                           (2)      if to the Seller:

                                    Columbus Center
                                    One Alhambra Plaza,
                                    Suite 750
                                    Coral Gables, Florida 33134
                                    Attention:  President

                                    Telecopy No.:  (305) 569-4647

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered or delivered by telecopy, and five days after the date of mailing, if mailed.

                  5.2 TAXES. The Purchaser is not a United States person (as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) for U.S. Federal income tax purposes and agrees to deliver to the Seller on or prior to the Closing Date two accurate and complete original signed copies of (i) Internal Revenue Service Form W-8 (or successor form) certifying that the Purchaser is not a United States person, and (ii) Internal Revenue Service Form 1001 (or any successor form) certifying that the Purchaser is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest, and
(iii) any other form or certificate required by any taxing authority certifying that the Purchaser is entitled to an exemption from or reduced rate of tax on payments pursuant to this Agreement. In addition, the Purchaser agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Seller two new accurate and complete original signed copies of Internal Revenue Service Form W-8, Internal Revenue Service Form 1001 (or any successor form), or such other forms as may be required in order to confirm or establish the entitlement of the Purchaser to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and the New Notes, or it shall immediately notify the Seller of its inability to deliver any such Form in which case the Purchaser shall not be required to deliver any such Form.

                  5.3 SURVIVAL OF REPRESENTATIONS. Each representation, warranty, covenant and agreement of the parties hereto herein contained shall survive the execution of this Agreement, notwithstanding any investigation at any time made by or on behalf of any party hereto.

                  5.4 ENTIRE AGREEMENT. This Agreement and the documents referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

                  5.5 ASSIGNMENT. This Agreement shall not be assignable by the parties hereto except pursuant to a writing executed by each of the parties hereto; provided that the Purchaser may assign all (but not less than all) of its rights hereunder to any affiliate of the Purchaser which agrees to be bound by all of the obligations of the Purchaser hereunder or to any lender in connection with any financing transaction entered into by the Purchaser or any of its affiliates.

                  5.6 INVALIDITY, ETC. If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

                  5.7 EXPENSES. The Seller shall pay and be responsible for all expenses of each of the parties hereto in connection with the negotiation, execution and delivery of this Agreement and the Note and the transactions contemplated hereby and thereby and the enforcement of the Purchaser's rights hereunder and thereunder.

                  5.8 HEADINGS. The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

                  5.9 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  5.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.

                  5.11 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  5.12 THIRD PARTY BENEFICIARY. This Agreement shall not create any rights in favor of any person not a party hereto.

                               *     *    *

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

                                            PAUL RAMSAY HOLDINGS PTY. LIMITED

                                            By:
                                               --------------------------------
                                              Name:
                                              Title:

                                            RAMSAY HEALTH CARE, INC.

                                            By:
                                               --------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT A

THE PAYMENT OF ANY INDEBTEDNESS OR OTHER OBLIGATIONS EVIDENCED BY THIS INSTRUMENT OR CERTIFICATE IS SUBORDINATED TO THE PAYMENT OF THE "SENIOR DEBT" DEFINED AND DESCRIBED IN THE SUBORDINATION AGREEMENT DATED OCTOBER 30, 1998, AMONG PAUL RAMSAY HOLDINGS PTY. LIMITED, AN AUSTRALIAN CORPORATION, RAMSAY HOLDINGS HSA LIMITED, A BARBADOS CORPORATION, PAUL RAMSAY HOSPITALS PTY. LIMITED, AN AUSTRALIA CORPORATION AND FLEET CAPITAL CORPORATION, A RHODE ISLAND CORPORATION, AS AGENT AND ITS SUCCESSORS AND ASSIGNS (THE "SUBORDINATION AGREEMENT"), AND REFERENCE IS MADE TO SUCH AGREEMENT FOR A FULL STATEMENT OF THE TERMS AND CONDITIONS OF SUCH SUBORDINATION.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THIS NOTE MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE MAKER OR THE PAYEE OF THIS NOTE THAT SUCH REGISTRATION IS NOT REQUIRED.

                            RAMSAY HEALTH CARE, INC.

           Junior Subordinated Promissory Note Due September 30, 2006

$5,330,428 plus Capitalized Interest                            October 30, 1998



                  FOR VALUE RECEIVED, RAMSAY HEALTH CARE, INC., a Delaware corporation ("RHCI" or the "Maker"), hereby promises to pay to the order of PAUL RAMSAY HOLDINGS PTY. LIMITED, an Australian corporation (as the payee hereof and together with its successors and all other holder or holders hereof, the "Payee"), at the offices of the Payee (or at such other place as may be designated by the Payee), a principal amount of the sum of (i) FIVE MILLION THREE HUNDRED THIRTY THOUSAND FOUR HUNDRED TWENTY-EIGHT DOLLARS ($5,330,428) in lawful money of the United States of America and (ii) all Capitalized Interest (as defined below). Any principal amount repaid hereunder may not be reborrowed.

                  This Junior Subordinated Promissory Note (this "Note") is the A Note referred to in the Junior Subordinated Loan and Exchange Agreement (the "Note Exchange Agreement"), and is entitled to all of the benefits thereof.

                  1. MATURITY. The entire unpaid principal amount of this Note, together with any outstanding accrued and unpaid interest thereon, shall be due and payable on September 30, 2006 (the "Maturity Date").

                  2. INTEREST. The Maker hereby promises to pay interest on the unpaid principal amount hereof in lawful money of the United States of America at the offices of the Payee (or at such other place as may be designated by the Payee), from the date hereof until paid, at a rate equal to the Interest Rate (as defined below). Such interest shall be capitalized and added to the unpaid principal balance of this Note (such interest being herein referred to as "Capitalized Interest"), and the amount of Capitalized Interest attributable to such unpaid interest shall be due on the Maturity Date, but shall otherwise bear interest at the foregoing rate per annum until paid and be payable quarterly in arrears on the tenth Business Day of each March, June, September and December; PROVIDED, HOWEVER, that from and after the date on which the conditions set forth in Section 19(c) of the Subordination Agreement are satisfied, and subject to the provisions thereof, such interest shall not be capitalized and added to the unpaid principal balance of this Note, but rather shall be payable in cash in arrears on the tenth Business Day of each March, June, September and December, PROVIDED FURTHER that if the foregoing conditions are not met, such interest shall be capitalized and added to the unpaid principal balance as Capitalized Interest as aforesaid. For purposes hereof, "Interest Rate" shall mean thirteen and one half percent (13 1/2%) per annum; PROVIDED, HOWEVER, that if the B Note shall have been paid in full, "Interest Rate" shall mean twelve and one-half percent (12 1/2%) per annum.

                  The Maker hereby also promises to pay on demand interest on any amounts of overdue principal and (to the extent permitted by law) on any amounts of overdue interest (exclusive of Capitalized Interest) from the due date thereof until the obligations of the Maker with respect to the payment thereof shall be discharged, at a rate of fifteen and one-half percent (15 1/2%) per annum.

                  3. EVENTS OF DEFAULT. The Payee shall have the right, without demand or notice, to accelerate this Note and to declare the entire unpaid balance hereof and the obligations evidenced hereby immediately due and payable and to seek and obtain payment of this Note if any of the following events (each an "Event of Default") shall occur: (a) RHCI or any of its wholly-owned subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate or partnership action to authorize any of the foregoing; (b) an involuntary case or other proceeding shall be commenced against RHCI or any of its wholly-owned subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against RHCI or any of its wholly-owned subsidiaries under the federal bankruptcy laws as now or hereafter in effect; (c) the Maker shall fail to pay any amount owing hereunder when due and such failure shall continue for a period of five (5) business days after receipt of written notice thereof from the Payee, (d) any representation, warranty or statement made by any party herein or in the Note Purchase Agreement or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which it was made or deemed made or (e) the acceleration of the maturity of the Senior Debt (as defined in the Subordination Agreement); PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in clauses (a) or (b) above, the entire unpaid balance hereof and the obligations evidenced hereby shall automatically become due and payable without any declaration or other action being made or taken by the Payee.

                  4. MISCELLANEOUS. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of laws principles which would apply the laws of any other jurisdiction, and shall be binding upon the successors of the Maker and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby. No delay or failure by the Payee in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of the Payee are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of the Payee of any breach or default under this Note or any such waiver of any provision or condition of this Note must be in writing and shall be effective only to the extent in such writing specifically set forth. The Maker agrees to pay to the Payee all expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Payee in the administration, enforcement and collection of this Note. Whenever any payment or action to be made or taken under this Note shall be stated to be due on a day which is not a business day, such payment or action shall be made or taken on the next following business day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

                  5. NOTICES. All communications provided for hereunder shall be in writing and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth below:

                  If to the Maker:

                  Columbus Center
                  One Alhambra Plaza,

                  Suite 750
                  Coral Gables, Florida 33134
                  Attention:  President

                  Telecopy No.:  (305) 569-4647

                  If to the Payee:

                  154 Pacific Highway, 9th Floor
                  St. Leonards NSW 2065
                  Australia
                  Attention:  Secretary

                  Telecopy:  011-612-94-333-460

                                     * * *

                  IN WITNESS WHEREOF, the Maker has caused this instrument to be duly executed and delivered as of the date first above written.

                                 RAMSAY HEALTH CARE, INC.

                                       By:
                                          --------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT B

THE PAYMENT OF ANY INDEBTEDNESS OR OTHER OBLIGATIONS EVIDENCED BY THIS INSTRUMENT OR CERTIFICATE IS SUBORDINATED TO THE PAYMENT OF THE "SENIOR DEBT" DEFINED AND DESCRIBED IN THE SUBORDINATION AGREEMENT DATED OCTOBER 30, 1998, AMONG PAUL RAMSAY HOLDINGS PTY. LIMITED, AN AUSTRALIAN CORPORATION, RAMSAY HOLDINGS HSA LIMITED, A BARBADOS CORPORATION, PAUL RAMSAY HOSPITALS PTY. LIMITED, AN AUSTRALIA CORPORATION AND FLEET CAPITAL CORPORATION, A RHODE ISLAND CORPORATION, AS AGENT AND ITS SUCCESSORS AND ASSIGNS (THE "SUBORDINATION AGREEMENT"), AND REFERENCE IS MADE TO SUCH AGREEMENT FOR A FULL STATEMENT OF THE TERMS AND CONDITIONS OF SUCH SUBORDINATION.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THIS NOTE MAY NOT BE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN OPINION OF COUNSEL TO THE MAKER OR THE PAYEE OF THIS NOTE THAT SUCH REGISTRATION IS NOT REQUIRED.

                            RAMSAY HEALTH CARE, INC.

           Junior Subordinated Promissory Note Due September 30, 2005

$2,553,125 plus Capitalized Interest                           October 30, 1998

                  FOR VALUE RECEIVED, RAMSAY HEALTH CARE, INC., a Delaware corporation ("RHCI" or the "Maker"), hereby promises to pay to the order of PAUL RAMSAY HOLDINGS PTY. LIMITED, an Australian corporation (as the payee hereof and together with its successors and all other holder or holders hereof, the "Payee"), at the offices of the Payee (or at such other place as may be designated by the Payee), a principal amount of the sum of (i) TWO MILLION FIVE HUNDRED FIFTY-THREE THOUSAND ONE HUNDRED TWENTY-FIVE DOLLARS ($2,553,125) in lawful money of the United States of America and (ii) all Capitalized Interest (as defined below). Any principal amount repaid hereunder may not be reborrowed.

                  This Junior Subordinated Promissory Note (this "Note") is the B Note referred to in the Junior Subordinated Loan and Exchange Agreement (the "Note Exchange Agreement"), and is entitled to all of the benefits thereof.

                  1. MATURITY. The entire unpaid principal amount of this Note, together with any outstanding accrued and unpaid interest thereon, shall be due and payable on September 30, 2005 (the "Maturity Date").

                  2. INTEREST. The Maker hereby promises to pay interest on the unpaid principal amount hereof in lawful money of the United States of America at the offices of the Payee (or at such other place as may be designated by the Payee), from the date hereof until paid, at a rate equal to the Interest Rate (as defined below). Such interest shall be capitalized and added to the unpaid principal balance of this Note (such interest being herein referred to as "Capitalized Interest"), and the amount of Capitalized Interest attributable to such unpaid interest shall be due on the Maturity Date, but shall otherwise bear interest at the foregoing rate per annum until paid and be payable quarterly in arrears on tenth Business Day of each March, June, September and December; PROVIDED, HOWEVER, that from and after the date on which the conditions set forth in Section 19(c) of the Subordination Agreement are satisfied, and subject to the provisions thereof, such interest shall not be capitalized and added to the unpaid principal balance of this Note, but rather shall be payable in cash in arrears on the tenth Business Day of each March, June, September and December, PROVIDED FURTHER that if the foregoing conditions are not met, such interest shall be capitalized and added to the unpaid principal balance as Capitalized Interest as aforesaid. For purposes hereof, "Interest Rate" shall mean thirteen percent (13%) per annum.

                  The Maker hereby also promises to pay on demand interest on any amounts of overdue principal and (to the extent permitted by law) on any amounts of overdue interest (exclusive of Capitalized Interest) from the due date thereof until the obligations of the Maker with respect to the payment thereof shall be discharged, at a rate of fifteen percent (15%) per annum.

                  3. EVENTS OF DEFAULT. The Payee shall have the right, without demand or notice, to accelerate this Note and to declare the entire unpaid balance hereof and the obligations evidenced hereby immediately due and payable and to seek and obtain payment of this Note if any of the following events (each an "Event of Default") shall occur: (a) RHCI or any of its wholly-owned subsidiaries shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate or partnership action to authorize any of the foregoing; (b) an involuntary case or other proceeding shall be commenced against RHCI or any of its wholly-owned subsidiaries seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days; or an order for relief shall be entered against RHCI or any of its wholly-owned subsidiaries under the federal bankruptcy laws as now or hereafter in effect; (c) the Maker shall fail to pay any amount owing hereunder when due and such failure shall continue for a period of five (5) business days after receipt of written notice thereof from the Payee, (d) any representation, warranty or statement made by any party herein or in the Note Purchase Agreement or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which it was made or deemed made or (e) the acceleration of the maturity of the Senior Debt (as defined in the Subordination Agreement); PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in clauses (a) or (b) above, the entire unpaid balance hereof and the obligations evidenced hereby shall automatically become due and payable without any declaration or other action being made or taken by the Payee.

                  4. MISCELLANEOUS. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of laws principles which would apply the laws of any other jurisdiction, and shall be binding upon the successors of the Maker and inure to the benefit of the Payee, its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby. No delay or failure by the Payee in exercising any right, power or remedy hereunder shall affect or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power or remedy preclude any further exercise thereof or of any other right, power or remedy. The rights and remedies hereunder of the Payee are cumulative and not exclusive of any rights or remedies which it would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of the Payee of any breach or default under this Note or any such waiver of any provision or condition of this Note must be in writing and shall be effective only to the extent in such writing specifically set forth. The Maker agrees to pay to the Payee all expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Payee in the administration, enforcement and collection of this Note. Whenever any payment or action to be made or taken under this Note shall be stated to be due on a day which is not a business day, such payment or action shall be made or taken on the next following business day, and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

                  5. NOTICES. All communications provided for hereunder shall be in writing and shall be delivered or sent by telex or facsimile to the respective parties at the addresses and numbers set forth below:

                  If to the Maker:

                  Columbus Center
                  One Alhambra Plaza,
                  Suite 750
                  Coral Gables, Florida 33134
                  Attention:  President

                  Telecopy No.:  (305) 569-4647

                  If to the Payee:

                  154 Pacific Highway, 9th Floor
                  St. Leonards NSW 2065
                  Australia
                  Attention:  Secretary

                  Telecopy:  011-612-94-333-460

                                  *     *     *

                  IN WITNESS WHEREOF, the Maker has caused this instrument to be duly executed and delivered as of the date first above written.

                                      RAMSAY HEALTH CARE, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                            Title: